(10) Form of Application
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TA logo            Home office:                 Administrative office:
                   Transamerica Occidental      Variable Life Service Center
                   Life Insurance Company       P.O. Box 8990
                   1150 South Olive             Boston, MA 02266-8990
                   Los Angeles, CA 90015



       Transamerica (product name)
       Application for Modified
       Single Premium Variable
       Universal Life Insurance
                            Policy


Form number    filename: NPag1V3.doc  version as of: Monday Aug 31
Page number
Transamerica (Product Name) SPVUL
1     Owner Information if other than proposed insured.
Name (first, middle and last)

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Street Address

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City, State and Zip code

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Social Security/ Tax ID Number    Date of Birth (month/day/year)

                                  /                      /
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Relationship to Proposed Insured

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1a. Joint Owner Information if applicable
Name (first, middle and last)

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Street Address

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City, State and Zip code

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Social Security Number            Date of Birth (month/day/year)

                                  /                      /
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Relationship to Proposed Insured

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2     Proposed Insured Information
Name (first, middle and last)

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Street Address

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City, State and Zip code

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Years at above address            Date of Birth (month/day/year)

                                  /                      /
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State of Birth                    Social Security Number

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Sex (check one)                   Driver's License (State and
|_|  Female     |_|  Male         Number)
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Daytime Telephone Number                                 Best Time
to Call
(              )
-----.
|_| a.m. |_| p.m.
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2b.  Proposed Second Insured  Information if applicable Name (first,  middle and last)

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Street Address

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City, State and Zip code

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Years at above address            Date of Birth (month/day/year)

                                  /                      /
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State of Birth                    Social Security Number

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Sex (check one)                   Driver's License (State and
|_|  Female     |_|  Male         Number)
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Daytime Telephone Number                                 Best Time
to Call
(                )
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|_| a.m. |_| p.m.
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Relationship to Proposed Insured

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3     Beneficiary Information
Name of Primary Beneficiary            Relationship to Proposed
                                       Insured
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Street Address, City, State and Zip    Social Security/ Tax ID
code                                   Number

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Name of Contingent Beneficiary         Relationship to Proposed
                                       Insured

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Street Address, City, State and Zip    Social Security/ Tax ID
code                                   Number

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4Investment Tool Selection (Optional)
You may elect either the Automatic Account Rebalancing (AAR) option or the Dollar Cost Averaging (DCA) option.
4a. |_| I elect AAR
You may have value in up to 20 sub-accounts. The minimum allocation per sub-account is 5%, and the total must equal 100%. The Fixed Account is not included in transfers under the AAR option. Indicate allocations in Section 5b under AAR.
        Select the frequency of AAR transfers (choose one):
                   |_| Quarterly  |_| Semi-annually  |_| Annually
4b. |_| I elect DCA
For each sub-account option to which funds should be transferred, indicate the dollar amount per transfer. You may not transfer to the "source account" or to the Fixed Account under the DCA option.
Indicate allocations in Section 5b, under DCA. Select your DCA "source  account"
         (choose one):
                   |_| Money Market |_| Fixed Account Select the frequency of DCA transfers (choose one):
                   |_| Monthly   |_| Quarterly   |_| Semi-annually
Amount per transfer from the "source account": $___________.

(Minimum amount $100.)
5 Allocations    Whole numbers only.
5a. Payments You may allocate payments to as many as 20 sub-accounts, plus the Fixed Account. The minimum allocation for each elected allocation is 5% and the total must equal 100%. Indicate the allocation in Section 5b under Payment. 5bInvestment Option Percentage (%)
                                 ($)
                                  Payment       AAR          DCA
AIM V.I. Capital Appreciation     _______      ______       ______
AIM V.I. Growth & Income          _______      ______       ______
AIM V.I. International Equity     _______      ______       ______
Alger American Income & Growth    _______      ______       ______
Alliance VPF Growth & Income      _______      ______       ______
Alliance VPF Premier Growth       _______      ______       ______
Dreyfus VIF Capital               _______      ______       ______
Appreciation                      _______      ______       ______
Dreyfus VIF Small Cap             _______      ______       ______
Janus Aspen Balanced              _______      ______       ______
Janus Aspen Worldwide Growth      _______      ______       ______
MFS VIT Emerging Growth           _______      ______       ______
MFS VIT Growth with Income        _______      ______       ______
MFS VIT Research                  _______      ______       ______
Morgan Stanley UF Fixed Income    _______      ______       ______
Morgan Stanley UF High Yield      _______      ______       ______
Morgan Stanley UF Int'l Magnum    _______      ______       ______
OCC Accumulation Trust Managed    _______      ______       ______
OCC Accumulation Trust Small      _______      ______       ______
Cap                               _______      ______       ______
Transamerica VIF Aggressive       _______      ______       ______
Growth                            _______      ______       ______
Transamerica VIF Balanced         _______      ______       ______
Transamerica VIF Growth           _______      ______       ______
Transamerica VIF Money Market     _______      XXXXX        XXXXX
                                               -----        -----
Transamerica VIF Small Company    _______     _______      _______
Transamerica VIF Value            _______      ______       ______
Fixed Account                     _______      ______       ______
_____________________________       100%        100%
=============================

Total

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File name P2V2.DOC Created on: Monday Aug 31
6       Telephone Access
I (we) will automatically be able to transfer sub-account and/or Fixed Account values and change the allocation of future investments by telephone or fax unless I (we) check the box below. |_| I (we) do not accept the Telephone Access privilege.
     (Please  review  additional   information  in  the   Acknowledgements   and
      Signatures section).

7       Insurance
7a. Life insurance coverage requested $___________.
7b. Additional insurance benefits requested:
      |_| Living Benefits Rider
      |-| --------------------------------
7c. This application is for a standard class of risk unless noted otherwise here: ________________________.

8       Payment Complete as applicable.
8a. Direct Payment
      Enclosed is a check for the initial payment of $____________. I (we) received a conditional receipt.

Please make check payable to:
Transamerica Occidental Life Insurance Company. Do not leave payee blank or make payable to the representative.

8b. IRC 1035 Exchange
      The initial payment will be transferred from another life insurance policy pursuant to an IRC 1035 Exchange. The Transfer of Assets form(s) for IRC
      Section 1035 Exchange is attached.

      |_| Yes |_| No My existing policy has a loan and I want to carry over that loan to this contract.
      If yes, my loan carry over amount is $__________. Approximate amount of exchange is $__________.
     (Transfer payment plus loan carry over, if applicable.)
      ---------------------------------
                      Name of transferring company.
      -------------------------------------
                      Name of transferring company.

8c. Other Transfer Payment
       My initial payment will be transferred from another Financial institution (not an IRC 1035 Exchange).
     -----------------     ---------------
       Name of transferring company.       Approx. transfer
amount ($)
     ---------------------     -------------------
       Name of transferring company.      Approx. transfer
amount ($)
|_| Transfer of Assets form(s) is attached.
|_| Transfer of Assets form(s) has been sent to the transferring company.

9       Replacement of Other Contracts
May insurance, including annuities, in any company be replaced if the proposed policy is issued?  If yes, list company name(s)
and policy number(s):
Proposed Insured
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Proposed Second Insured
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In sections 10-16 the Proposed  Insured is the "Insured" and the Proposed Second
Insured is the "Second Insured".)
10 Insured and Second Insured Information 10a-10d 10a. Please provide your employer's name, your occupation and your general responsibilities:
    Insured  ______________________________
    ------------------------------------
    Second Insured  _________________________
    ------------------------------------

10b. Nicotine Usage
Have you used a nicotine product during the past 24 months?
                                 Insured         Second Insured
Cigarettes                    |_| Yes |_| No     |_| Yes |_| No
Cigars                        |_| Yes |_| No     |_| Yes |_| No
Pipes                         |_| Yes |_| No     |_| Yes |_| No
Chewing tobacco               |_| Yes |_| No     |_| Yes |_| No
Other ____________            |_| Yes |_| No     |_| Yes |_| No
Specify date last used:         _________          _________

10c. Financial Information
                                 Insured         Second Insured
Annual earned income            $ ________        $ _________
Annual unearned income          $ ________        $ _________
Approximate net worth           $ ________        $ _________

10d. Height/Weight Information
                                 Insured         Second Insured
Height                          _________          __________
Weight                          _________          __________

11 Simplified Underwriting - Health History During the past 10 years, have you had, or been treated for:
                                 Insured         Second Insured
a. heart, liver or lung
    disease or disorder       |_| Yes |_| No     |_| Yes |_| No
b. kidney disease
    or disorder               |_| Yes |_| No     |_| Yes |_| No
c. high blood pressure
    or stroke                 |_| Yes |_| No     |_| Yes |_| No
d. diabetes or cancer         |_| Yes |_| No     |_| Yes |_| No
e. nervous or
  psychological disorders     |_| Yes |_| No     |_| Yes |_| No
f.  alcohol or drug abuse     |_| Yes |_| No     |_| Yes |_| No

12 Simplified Underwriting - Immune Disorders During the past 10 years, have you had a diagnosis of or treatment by a member of the medical profession for:
                                 Insured         Second Insured
a. an immune system
    disorder                  |_| Yes |_| No     |_| Yes |_| No
b. acquired immune
   deficiency syndrome
   (AIDS)                     |_| Yes |_| No     |_| Yes |_| No
c. AIDS related complex
    (ARC)                     |_| Yes |_| No     |_| Yes |_| No
d. a sexually transmitted
    disease.                  |_| Yes |_| No     |_| Yes |_| No





Complete this page if: a) either the Insured or the Second Insured has answered "yes" to any response in Section 11 or 12; or b)
the payment made is outside the simplified underwriting limits.
13      Primary Physician Information
If under care of more than one physician, indicate the other physician's information in Section 17.
Insured
I have been diagnosed for:_____________________
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I am currently being treated for: _______________
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Primary    physician    ____________________________    Health   care   provider
___________________________ Street address _______________________________ City, state  and zip code  ________________________  Telephone  (_____)_______________
Date of last visit _________________(MM/DD/YYYY)

Second Insured
I have been diagnosed for: __________________
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I am currently being treated for: _______________
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Primary    physician    ____________________________    Health   care   provider
___________________________ Street address _______________________________ City, state  and zip code  ________________________  Telephone  (_____)_______________
Date of last visit _________________(MM/DD/YYYY)

14      Avocation/Sports Information
During the past two years, have you participated in or, in the future, do you intend to participate in:
                                  Insured        Second Insured
a.    Aeronautics
     (including
     hang-gliding,
     skydiving, ballooning,   |_| Yes |_| No     |_| Yes |_| No
     etc.)?
b. Powered racing or competitive vehicles (including motorcycles, automobiles and motor
     boats, etc.)?            |_| Yes |_| No     |_| Yes |_| No
c.    Recreational vehicles
     over open terrain, trails, sand, snow or ice (including snowmobiles and dirt bikes, etc.)?
                              |_| Yes |_| No     |_| Yes |_| No
d.   Skin or scuba diving, mountain climbing, competitive skiing?

                              |_| Yes |_| No     |_| Yes |_| No
If yes to any above, complete Avocation/Sports Questionnaire.

15      Aviation Information
                                  Insured        Second Insured
a.   During  the past two  years,  have you  flown as a  trainee,  pilot or crew member?
                              |_| Yes |_| No     |_| Yes |_| No
b.    Do you intend to fly
     in one of these
     capacities in the
     future?                  |_| Yes |_| No     |_| Yes |_| No
      If yes to any above, complete Aviation Questionnaire.

16      Driving History
                                  Insured        Second Insured
a. During the past ten years, have you had a motor vehicle license suspended or revoked?

                              |_| Yes |_| No     |_| Yes |_| No
b. During the past ten years, have you been convicted of driving while intoxicated?

                              |_| Yes |_| No     |_| Yes |_| No
c.   During the past ten years, have you had more than one moving violation?
                              |_| Yes |_| No     |_| Yes |_| No

17      Remarks Section
Complete section 17, if under care of more than one
Insured
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Second Insured
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Filename: ACKNOWLE.DOC version as of: Monday Aug 31

Acknowledgements and Signatures
I  (or  "We",  as  applicable)   acknowledge  receipt  of  current  Prospectuses
describing the Transamerica Occidental Life Insurance Company ("Company") contract I (we) am (are) applying for, and the underlying portfolios.

I (we) understand that any death benefits in excess of the face amount and any contract value of the modified single payment variable universal life insurance contract applied for may increase or decrease to reflect the investment experience of the sub-accounts of the variable account. The contract value allocated to the Fixed Account will accumulate interest at a rate set by the Company that will not be less than the minimum guaranteed rate of 4% annually. The contract value may decrease to the point where the contract will lapse and provide no further death benefit without additional contract payments.

It is agreed that:
a) the application consists of this application form, and the medical questionnaire, if any; b) The representations are true and complete to the best of my (our) knowledge and belief; c) Except as provided in the conditional receipt if issued with the same number as this application, no liability exists and the insurance applied for will not take effect until the contract is delivered and the premium is paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but if the payment is paid prior to delivery of the Contract and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and d) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

Unless I (we) did not accept the Telephone Access privilege in Section 6 above, I understand that the Company is authorized to honor telephone requests by me
(us) or individuals authorized by me (us), to transfer account values among sub-accounts and the Fixed Account, and to change the allocation of future payments. I (We) also understand that withdrawal of funds from my (our) contract cannot be transacted by telephone or fax instructions.

I (We) understand that omissions or misstatements in the application could cause an otherwise valid claim to be denied under any contract issued from the application.

I (We) understand that the amount of insurance issued, if approved, will be the amount determined by applying my (our) payment as 100% of the Guideline Single Premium, unless I (we) requested a higher amount of insurance and the requested amount is within the Company's underwriting guidelines.

I (We) understand that if an investigative consumer report is ordered in connection with this application, I (we) may elect to be interviewed in connection with the preparation of the report and, upon request, I (we) will be provided with a copy of the report.

I (We) elect to be interviewed if an investigative  consumer report is prepared.
 Yes  No


Signatures
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Signature of Proposed
Insured
Date
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Signature of Proposed Second Insured (or name of minor
child)          Date
----------------------------------------
Signed at
City
State
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Signature of Proposed Owner (if
applicable)                             Date
---------------------------------------------
Signature of Proposed Second Owner (if
applicable)                Date
----------------------------------------
Signed at
City
State
If the owner is a corporation, an authorized officer, other than the proposed insured(s), must sign as contract owner. Please provide corporate title and the full name of the corporation:
Corporate Title _______________________________________
Corporation Name _____________________________________

For Financial Adviser Use Only
Does the Contract applied for replace an existing annuity or
life insurance contract? |_| Yes |_| No
If yes, attach replacement forms as required.
As Registered Representative, I certify witnessing the
signature of the applicant and that the information in this
application has been accurately recorded to the best of my
knowledge and belief.  Based on the information furnished by the proposed owner(s) or proposed insured(s) in this application, I certify that I have reasonable grounds for believing the purchase of the Contract applied for is suitable for the owner(s). I further certify that the prospectuses were delivered and that no written sales materials other than those furnished by the Company were used.
-----------------------------------------------------
Signature of Registered
Representative
Date
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Print Name of Registered Representative
Reg Rep #            Share %
(-----)-----------------(-----)------------------------
Telephone                                              Fax
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TR Code (Indicate A, B, C or D, as applicable)
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Signature of Registered
Representative
Date
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Print Name of Registered Representative                   Reg
Rep #           Share %
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Signature of Registered Representative                 Date
-----------------------------------------------------
Print Name of Registered Representative                   Reg
Rep #           Share %
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Name of Broker/Dealer                      Branch #
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Branch Office Street Address               City, State and Zip
Code




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